Item 24
                                                     Exhibit (11)

                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report dated December 3, 1996, in this Registration Statement (Form N-1A
No. 33-58282) of Dreyfus Premier Growth Fund, Inc. (formerly Premier Growth Fund, Inc.)




                                   ERNST & YOUNG LLP

New York, New York
February 24, 1997